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                                                                    EXHIBIT 10.5

                                AMENDMENT NO. 3
                                     TO THE
                      H&R BLOCK DEFERRED COMPENSATION PLAN
                    FOR EXECUTIVES, AS AMENDED AND RESTATED

     H&R Block, Inc. (the "Company") adopted the H&R Block Deferred Compensation Plan for Executives, as Amended and Restated (the "Plan"), effective as of January 1, 1999. The Company amended said Plan by Amendment No. 1 effective as of January 1, 1999, and by Amendment No. 2 effective as of January 1, 2000. The Company continues to retain the right to amend the Plan pursuant to action by the Company's Board of Directors. The Company hereby exercises that right. This Amendment No. 3 is effective as of September 8, 1999.

                                   AMENDMENT

     1.   A new Section 2.1.46 is added, as follows:

          "2.1.46 '3-year payout' has the meaning specified in Section 6.3.2.";

and the current Sections 2.1.46 and 2.1.47 are renumbered Sections 2.1.47 and 2.1.48, respectively.

     2. Section 3.2 of the Plan is amended by adding the following new sentence at the end of said Section 3.2:

          "A Permissible Deferral election made during an Enrollment Period for a succeeding Plan Year shall remain in effect for each Plan Year subsequent to such succeeding Plan Year unless (a) the Participant changes his or her Permissible Deferral election during a subsequent Enrollment Period (in which case such changed Permissible Deferral election shall apply to the next succeeding Plan Year and subsequent Plan Years unless and until the Permissible Deferral election is properly changed again), (b) the Committee permits the Participant to terminate future deferrals or withdraw his or her total Account pursuant to Section 6.7, or (c) total Permissible Deferrals reach the limitation set forth in Section 2.1.38."

     3. Section 6.2.1 of the Plan is amended by deleting the number "13" in the second sentence thereof and replacing it with the number "12."

     4. Section 6.2.2 of the Plan is amended by deleting the number "13" in the third sentence thereof and replacing it with the number "12."

     5.   Section 6.3.2 of the Plan is amended by deleting the current Section
6.3.2 and replacing it with the following new Section 6.3.2:

               "6.3.2 If a Change in Control has not occurred, for Participants who terminate employment with all Affiliates on or after August 1, 1995, but before the Normal Retirement Date or the Early Retirement Date, for reasons other than Disability or death, payment(s) from the Account shall be in the form of (a) semimonthly payments over a three-year period (a "3-
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          year payout"), or (b) a lump sum, as elected by the Participant in accordance with Section 6.3.4, provided that, for such Participants in the Plan as of September 18, 1999, who (i) had elected to receive payments from the Account in the form of (x) semimonthly payments over a 10-year period (a "10-year payout"), or (y) semimonthly payments over a five-year period (a "5-year payout"), pursuant to Section 6.3.2 (as in effect immediately prior to September 8, 1999), and (ii) do not make a different election after September 8, 1999, pursuant to Section 6.3.4, payments from the Account shall be in the form of such elected 10-year payout or 5-year payout, as the case may be."

     6.   Section 6.3.4 of the Plan is amended by deleting the current Section
6.3.4 and replacing it with the following new Section 6.3.4:

               "6.3.4 An election under Section 6.3.2 for a 3-year payout or a lump-sum payout shall be made by the Participant at the time of the Participant's first Permissible Deferral election, and may be changed by the Participant no more than once in every 12-consecutive-month period thereafter. If no election under Section 6.3.2 is made by a Participant eligible to make such an election, payment for the Account shall be in the form of a lump sum. If a Participant participated in the Plan prior to September 8, 1999, and made an election for a 10-year payout or a 5-year payout pursuant to Section 6.3.2, as such Section existed prior to September 8, 1999, such Participant may elect a 3-year payout or a lump-sum payout during or after the first Enrollment Period commencing after September 8, 1999, provided that any such Participant may not change such election more than once in every 12-consecutive-month period after such new election, and, provided further, that once any such Participant has elected a 3-year payout or a lump-sum payout pursuant to this Section 6.3.4, such Participant may not again elect a 10-year payout or a 5-year payout. Upon termination of employment before the Normal Retirement Date or the Early Retirement Date for reasons other than death or disability, payouts from the Account (with respect to all Permissible Deferral elections made by the Participant) shall be in accordance with the most recent election made pursuant to this Section 6.3.4 (or, if applicable, pursuant to Section 6.3.2, as such Section existed prior to September 8, 1999) not less than 12 months prior to such termination of employment."

     7.   Section 6.3.5 of the Plan is amended by deleting the current Section
6.3.5 and replacing it with the following new Section 6.3.5:

               "6.3.5 If an eligible Participant has elected a 10-year payout or a 5-year payout pursuant to Section 6.3.2 (as such Section 6.3.2 existed prior to September 8, 1999), or if an eligible Participant has elected a 3-year payout pursuant to Section 6.3.4. and the amount of each semimonthly installment, as initially calculated, is less than $500 (such calculation to be accomplished by amortizing the aggregate of the Participant's Account balances over the payment period using no crediting rate), the form of payment(s) for such Participant shall be a 5-year payout in lieu of an

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          elected 10-year payout (unless the amount of each semimonthly installment under a 5-year payout, as so calculated, is also less than $500, in which case the form of payment will be a single lump sum), or a lump sum in lieu of an elected 5-year payout, or a lump sum in lieu or an elected 3-year payout, as the case may be."

     8.   Section 6.3.6 of the Plan is amended by deleting the current clause
(1) in the first sentence of such Section and replacing it with the following new clause (1):

          "(1) elects a 10-year payout, a 5-year payout, or a 3-year payout, and any such payout is not automatically converted to a lump sum pursuant to Section 6.3.5, and".

     9.   Section 6.4.3 of the Plan is amended by deleting the current Section
6.4.3 and replacing it with the following new Section 6.4.3:

               "6.4.3 The amount of each level payment for the Initial Payment Period, if any, shall be calculated using the balance in the Account as of the beginning of the Initial Payment Period and amortizing such balance over the remaining Overall Payment Period (a) using an assumed interest rate equal to the rate of one-year United States Treasury notes for each Participant receiving payments of benefits pursuant to
          Section 6.2 prior to September 8, 1999, said rate to be determined once each Plan Year and to be the rate in effect as of the September 30 immediately preceding the payment period to which it applies, as published by Solomon Brothers, Inc., or any successor thereto, or as determined by the Chief Financial Officer of the Company (the "Assumed Interest Rate"), and (b) using an assumed interest rate of zero percent (0%) for all other Participants. The amount of each level payment for each Plan Year Payment Period shall be calculated by taking the balance in the Account as of November 30 of the Plan Year immediately prior to such Plan Year Payment Period, subtracting the benefit payments made during the portion of such preceding Plan Year following November 30, and amortizing the difference over the remaining Overall Payment Period (x) using the Assumed Interest Rate for each Participant receiving payments of benefits pursuant to
          Section 6.2 prior to September 8, 1999, and (y) using an assumed interest rate of zero percent (0%) for all other Participants. The amount of each level payment for the Remainder Payment Period, if any, shall be calculated by taking the balance in the Account as of November 30 of the Plan Year immediately prior to the Remainder Payment Period, subtracting the benefit payments made during the portion of such preceding Plan Year following November 30, and amortizing the difference over the Remainder Payment Period using an assumed interest rate of zero percent (0%) per annum. If the actual crediting rate for the Remainder Payment Period is more than zero percent, the additional gain resulting from the difference in crediting rates shall be paid to the Participant in a single payment within six months after the last day of the Remainder Payment Period."

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     10.  Except as modified in this Amendment No. 3, the Plan, as previously amended, shall remain in full force and effect, including the Company's right to amend or terminate the Plan as set forth in Article 9 of the Plan.

                                             H&R BLOCK, INC.

                                             By:  /s/ Frank L. Salizzonl
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                                             Its: Chief Executive Officer
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